NUVEEN SMALL CAP GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED OCTOBER 22, 2014

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014

The first sentence of the first paragraph of the section “Principal Investment Strategies” is deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCGOPS-1014P